UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                November 14, 2005
                                ----------------

                               NL Industries, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

     New Jersey                       1-640                     13-5267260
---------------------         -----------------                 -----------
   (State or other                (Commission                  (IRS Employer
    jurisdiction of               File Number)                Identification
    incorporation)                                                 No.)

 5430 LBJ Freeway, Suite 1700, Dallas, Texas                    75240-2697
---------------------------------------------                  ------------
  (Address of principal executive offices)                      (Zip Code)

               Registrant's telephone number, including area code
                                 (972) 233-1700
                                 --------------

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

[   ]     Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
          Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
          Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosures.

     Pursuant to Items 2.02 and 7.01 of this Current Report on Form 8-K, the Registrant hereby furnishes the information set forth in its press release issued on November 14, 2005, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information, including Exhibit 99.1, the Registrant furnishes in this Current Report is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Registration Statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise stated in such filing.

     As disclosed in the Company's other Current Report on Form 8-K dated November 14, 2005 and filed with the Securities and Exchange Commission, the Company will file an Annual Report on Form 10-K/A for the year ended December 31, 2004, and Quarterly Reports on Form 10-Q/A for the quarters ended March 31, 2005 and June 30, 2005, to restate its consolidated financial statements to correct for certain misstatements contained in such consolidated financial statements. As more fully described in such Current Report, the Company is still in the process of evaluating these misstatements. However, based on the information currently available to the Company, the Company believes that, among other things, certain previously-reported provisions for income taxes recognized as a direct reduction to the Company's stockholders' equity (retained earnings and additional paid-in capital) may instead be included in the determination of the Company's consolidated net income for the affected periods, and the aggregate effect of the restatements are not expected to impact previously-reported cash flows from operating activities.

     As a result of the time involved in addressing the matters described in such Current Report, the Company will be delayed in filing its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, which Quarterly Report would otherwise be required to be filed on November 14, 2005. While the Company currently believes the financial information contained in Exhibit 99.1 will be consistent with the Company's consolidated financial statements that will be contained in its Quarterly Report when filed, the financial information contained in Exhibit 99.1 is, however, subject to future correction and revision and could differ from the Company's consolidated financial statements that will be contained in its Quarterly Report when filed.


Item 8.01  Other Events.


     As disclosed in the Company's other Current Report on Form 8-K dated November 14, 2005 and filed with the Securities and Exchange Commission, the Company will file an Annual Report on Form 10-K/A for the year ended December 31, 2004, and Quarterly Reports on Form 10-Q/A for the quarters ended March 31, 2005 and June 30, 2005, to restate its consolidated financial statements for certain matters more fully described in such Current Report. As a result of the time involved in addressing the matters described in such Current Report, the Company will be delayed in filing its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, which Quarterly Report would otherwise be required to be filed on November 14, 2005.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

      Item No.                Exhibit Index
    ----------         ----------------------------------------

       99.1*    Press Release dated November 14, 2005 issued by the Registrant.




-----------
*  Filed herewith.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NL Industries, Inc.
                                          (Registrant)




                             By:    /s/ Gregory M. Swalwell
                                    ----------------------------
                                    Gregory M. Swalwell
                                    Vice   President,   Finance  and
                                    Chief  Financial Officer



Date:  November 14, 2005

                                INDEX TO EXHIBITS


Exhibit No.                              Description
-----------           --------------------------------------------------

  99.1*         Press Release dated November 14, 2005 issued by the Registrant.